UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2008

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On February 26, 2008, Osiris Therapeutics, Inc. issued a press release announcing the interim one-year data from its Phase I clinical trial evaluating Prochymal for the treatment of heart attack patients.  The interim results continued to demonstrate a strong safety profile and statistically significant improvement in heart function.  Based upon the positive results from this 53-patient, double-blind, placebo-controlled trial, the Company has received approval from the Food and Drug Administration (FDA) to initiate a Phase II trial. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(d)     Exhibits.

                                99.1         Registrant’s press release dated February 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: February 29, 2008	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release dated February 26, 2008.